As filed with the Securities and Exchange Commission on August 3, 2001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2000

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21643 (Commission File No.)	45-1570294 (I.R.S. Employer Identification No.)

3172 Porter Drive
Palo Alto, California 94304
(Address of Principal Executive Offices including Zip Code)

(650) 812-0585
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
Exhibit 5.1

ITEM 5. OTHER EVENTS

     On April 20, 2001, the Registrant filed a Registration Statement on Form S-3 (the “Registration Statement”), which Registration Statement was amended pursuant to Amendment No. 1 to the Registration Statement filed on May 24, 2001 and Amendment No. 2 to the Registration Statement filed on July 23, 2001, registering up to an aggregate of $190,000,000 of the Registrant’s Common Stock, $100,000,000 of which is carried over from a Registration Statement on Form S-3 that the Registrant filed on July 19, 2000, and $85,000,000 of which is carried over from a Registration Statement on Form S-3 that the Registrant filed on January 4, 2001, pursuant to Rule 429 of the Securities Act of 1933, as amended. As an exhibit to the Registration Statement, the Registrant attached the Amended and Restated Common Stock Purchase Agreement, effective as of August 7, 2000 (the “Agreement”), by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd. (“Acqua Wellington”), pursuant to which the Registrant may sell to Acqua Wellington, at a discount to the market price, up to $149,000,000 in shares.

     On August 2, 2001, the Registrant sold, at a discount to the market price, an aggregate of 378,349 shares of its common stock to Acqua Wellington in accordance with the terms of the Agreement. In connection with this sale, the Registrant is filing, as Exhibit 5.1 hereto, an opinion of its counsel, Latham & Watkins (the “Opinion”).

     The foregoing description is qualified in its entirety by reference to the following document, which is incorporated herein by reference: Amended and Restated Common Stock Purchase Agreement, dated as of August 7, 2000, by and between the Registrant and Acqua Wellington, a copy of which was filed as Exhibit 4.6 to Registration Statement Number 333-59318 filed by the Registrant on April 20, 2001. The foregoing description is also qualified in its entirety by reference to the Opinion, a copy of which is filed as Exhibit 5.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits.

5.1	Opinion of Latham & Watkins.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 3rd day of August, 2001.

CV THERAPEUTICS, INC.

By:	/s/ DANIEL K. SPIEGELMAN

Daniel K. Spiegelman Senior Vice President and Chief Financial Officer (Principal financial and accounting officer)

EXHIBIT INDEX

Exhibits.

5.1	Opinion of Latham & Watkins.